                                                     February 28, 2005

Juniper Partners Acquisition Corp.
56 West 45th Street
Suite 805
New York, New York 10036

HCFP/Brenner Securities LLC
888 Seventh Avenue, 17th Floor
New York, New York 10106

          Re:  Initial Public Offering

Ladies and Gentlemen:

     The undersigned officer, director and security holder of Juniper Partners
Acquisition Corp. ("Company"), in consideration of HCFP/Brenner Securities LLC's
("Brenner") willingness to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 10 hereof):

     1. In the event that the Company fails to consummate a Business Combination within 12 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 18 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to (i) cause the Trust Fund to be liquidated and distributed to the holders of the shares of Class B common stock sold in the
Company's IPO and (ii) liquidate as soon as reasonably practicable. The undersigned waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund as a result of such liquidation with respect to his Insider Securities ("Claim") and hereby waives any Claim he may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the
Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold, or by any target business, but only to the extent necessary to ensure that such loss, liability, claim, damage or

Juniper Partners Acquisition Corp.
HCFP/Brenner Securities LLC
February 28, 2005

expense does not reduce the amount in the Trust Fund.

     2. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the
Trust Fund or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

     3. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Brenner that the business combination is fair to the Company's stockholders from a financial perspective.

     4. Neither the undersigned, any member of the family of the undersigned, nor any affiliate ("Affiliate") of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that commencing on the
Effective Date, Hidden Treasures, Inc. ("Related Party") shall be allowed to charge the Company an allocable share of Related Party's overhead, up to $7,500 per month, to compensate for the Company's use of Related Party's offices, utilities and personnel. Related Party and the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

     5. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

     6. The undersigned agrees not to sell any of his Insider Securities until the Company's completion of a Business Combination.

     7. The undersigned agrees to be the Chairman of the Board and Chief
Executive Officer of the Company until the earlier of the consummation by the
Company of a Business Combination or the distribution of the Trust Fund. The undersigned's

Juniper Partners Acquisition Corp.
HCFP/Brenner Securities LLC
February 28, 2005

biographical information furnished to the Company and Brenner and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of
Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's
Questionnaire furnished to the Company and Brenner and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

         (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

         (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

         (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

     8. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as Chairman of the Board and Chief Executive Officer of the Company.

     9. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Brenner and its legal representatives or agents (including any investigative search firm retained by
Brenner) any information they may have about the undersigned's background and finances ("Information"). Neither Brenner nor its agents shall be violating my right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

     10. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company; (ii) "Insiders"
shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Securities" shall mean all of the shares of common stock, Class W Warrants and Class Z

Juniper Partners Acquisition Corp.
HCFP/Brenner Securities LLC
February 28, 2005

Warrants (and all shares of common stock underlying such securities) of the
Company owned by an Insider prior to the IPO; and (iv) "Trust Fund" shall mean that portion of the net proceeds of the IPO placed in trust for the benefit of the holders of the shares of Class B common stock issued in the Company's IPO as contemplated by the Company's prospectus relating to the IPO.

                                               Stuart Rekant
                                               -------------
                                               Print Name of Insider

                                               /s/ Stuart Rekant
                                               -----------------
                                               Signature

EXHIBIT A

     STUART B. REKANT has been our Chairman of the Board of Directors and Chief
Executive Officer since our inception. Mr. Rekant is the founder and has served as the Chairman of the Board and Chief Executive Officer of Hidden Treasures,
Inc., a private television production company specializing in nonfiction programming, since its inception in October 2001. Mr. Rekant has spent more than
25 years in the media and entertainment business with experience as an executive, entrepreneur and producer, having begun his career in the industry in
1975 as an attorney with Columbia Pictures Industries, Inc., and later as an entertainment lawyer in private practice. In 1978, he joined HBO as Director and then became Vice President of Business Affairs for the pay television network.
In 1983, he went into the independent film finance, production and distribution business. Mr. Rekant began to focus on nonfiction programming and distribution in 1992 when he established U. S. News Productions, the factual programming unit of U.S. News and World Report, where as its President he developed and executive produced a number of documentary series for cable television. In 1994, Mr.
Rekant founded Non Fiction Films Inc., a private documentary production company, where he continued to produce series for cable television. Later that year, Mr.
Rekant sold Non Fiction Films to Winstar Communications, Inc., a publicly traded provider of broadband communications services and content, at which time he became President of Winstar New Media Company, Inc., the content arm of Winstar
Communications. He served in this position until September 2001 and was responsible for building the unit's media and information services business through internal development and acquisitions. Winstar New Media Company eventually grew to include: a film and television production and distribution operation; a radio production; an affiliation and ad sales divisions; Office.com
Inc., a joint venture between Winstar Communications and CBS that was a business to business internet portal; and interests in television broadcasting. Mr.
Rekant served as Chief Executive Officer of Office.com from 1999 to September
2001. In April 2001, Winstar Communications, along with most of its subsidiaries, including Winstar New Media Company and Office.com, voluntarily filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Mr. Rekant supervised Winstar Communications' sale of its interests in most of its new media and content operations and then departed Winstar to start Hidden
Treasures. He received his A.B. from Colgate University and a J.D. from Boston
University School of Law.